UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2017

CF Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 323-7331

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2017, CF Corporation (the “Company”) entered into (i) a Second Amended and Restated Investor Agreement (the “Second A&R Investor Agreement”) with Blackstone Tactical Opportunities Fund II L.P. (“BTO”), GSO Capital Partners LP (“GSO”) and Fidelity National Financial, Inc. (“FNF”) and (ii) a first amendment (the “GSO Side Letter Amendment”) to that certain Side Letter, dated as of May 24, 2017, by and between the Company and GSO (the “GSO Side Letter”), in each case for the purpose of amending certain terms of the Series A Redeemable Preferred Shares of the Company (the “preferred shares”) to be issued to GSO and FNF at the closing (the “Closing”) of the previously announced business combination (the “Business Combination”) pursuant to which the Company will acquire Fidelity & Guaranty Life (“FGL”). The amendments to the terms of the preferred shares were made pursuant to discussions with rating agencies in order to better align the terms of the preferred shares with the requirements of such rating agencies.

Pursuant to the Second A&R Investor Agreement and the GSO Side Letter Amendment, the terms of the preferred shares were amended to, among other things: remove the maturity date; provide for the potential increase in the 7.5% dividend rate in the period beginning 10 years after issuance based on the then-current LIBOR rate; provide for five-year call protection; and provide that the holders thereof may request the Company to re-market the shares commencing in the sixth year following issuance, subject to the terms and conditions specified therein.

In addition, pursuant to the Second A&R Investor Agreement and the GSO Side Letter Amendment, commencing 10 years after issuance of the preferred shares, GSO and FNF will have the right to convert such shares into a number of ordinary shares of the Company as determined by dividing (i) the aggregate par value (including dividends paid in kind and unpaid accrued dividends) of the preferred shares that GSO or FNF, as applicable, wishes to convert by (ii) the higher of (a) a 5% discount to the 30-day volume weighted average price (“VWAP”) of the ordinary shares following the conversion notice, and (b) the then-current Floor Price. The “Floor Price” will be $8.00 per share during the 11th year post-funding, $7.00 per share during the 12th year post-funding, and $6.00 during the 13th year post-funding and thereafter.

As consideration for entering into the Second A&R Investor Agreement to better align the terms of the preferred shares with the requirements of the rating agencies, the Company agreed to pay $1.1 million to FNF or one or more of its designees at the Closing. As consideration for entering into the GSO Side Letter Amendment to better align the terms of the preferred shares with the requirements of the rating agencies, the Company agreed to pay $2.9 million to GSO or to one or more of its designees at the Closing.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Company’s preferred shares and ordinary shares issuable pursuant to the conversion of such preferred shares is incorporated by reference herein. The preferred shares and ordinary shares issuable pursuant to the conversion of such preferred shares, in each case that may be issued in connection with the transactions contemplated by the Business Combination, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 3(a)(9) and/or 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On October 6, 2017, the Company issued a press release regarding the status of the acquisition of FGL. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and FGL’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations and projections with respect to the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and FGL’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company or FGL following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the ability to achieve tax and operational efficiencies or to achieve incremental investment returns from asset management; (6) the ability to identify and consummate accretive, value added acquisitions; (7) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on a stock exchange following the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (10) costs related to the Business Combination; (11) changes in applicable laws or regulations; (12) the possibility that FGL or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (13) other risks and uncertainties identified in the Company’s proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s and FGL’s other filings with the SEC. The foregoing list of factors is not exclusive. Readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF CORPORATION

Dated: October 10, 2017	By:	/s/ Douglas B. Newton
Name: Douglas B. Newton
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 6, 2017.